CARPENTER, CROUT & OLMSTED


                                Attorneys at Law
                      Coronado Building, 141 Palace Avenue
                               Post Office Box 669
                        Santa Fe, New Mexico 87504-0669

Richard N. Carpenter   Stephen J. Lauer                  Telephone (505)982-4611
Charles D. Olnisied    Lindsaj, A. Lovejoy, Jr.          Facsimile (505)988-2987
Michael R. Conieau     Patricia J. Turner
Larry D. Maldegen      Richard S. Mackenzie                    Harry L. Bigbee
Michael W. Brennan     Joseph E. Manges                       Donnan Stephenson
Sunny J. Nixon         Candace Kern                            Retired Partners
William p. Templeman   Rebecca Dempsey
C. Mott Wooley         Paula A. Johnson                         G. Stanley Crout
Jon J. Indall          Grey W. Handy                            Deceased Partner

                                 April 24, 1990




Bill McCabe
Bowlins Inc.
136 Louisiana, N.E.
Albuquerque, New Mexico 87108

Re:          Assignment of Roundy Lease

Dear Bill:

         Enclosed please find a copy of the recorded assignment of lease from Ina Jean Roudy to Homestake Mining Company. This refers to the leased premises commonly known as the Bluewater Interchange on Interstate Highway I-40.

         The title company is recording the lease assignment and I will send you a copy when I receive the original with the recording information.




                                              Yours very truly,

                                              /s/ Jon J. Indall
                                                Jon J. Indall

JJI/sal

Enclosure

                                                                          033248

                      ASSIGNNIENT, TRANSFER, AND CONVEYANCE

        For consideration paid, the receipt and adequacy of which is hereby acknowledged, Ina Jean Roundy, a widow, individually, and as Personal 'Representative of the Estate of Elbert Leon Roundy, also known as Elbert L. Roundy ("Assignor"), hereby grants, transfers, and assigns to Homestake Mining Company of California, a California corporation, having its principal place of business at 650 California Street, San Francisco, California 94103, all of Assignor's right, title, benefit, and interest as Lessor in and to that certain Lease, made and entered into June 3, 1974, as supplemented and amended, by and between Elbert Roundy and Ina Jean Roundy, his wife, ,is Lessors and Bowlin's, Inc., Lessors (hereinafter the "Lease").

        The Lease consists of real property situate in Cibola County, New Mexico, commonly known as the Bluewater Interchange on Interstate Highway 1-40, approximately ten (10) miles west of Grants, New Mexico, and more Particularly described as follows:

           Comprising 19.8541 acres of land in SWI/4 Section 14, T12N, R11W, N.M.P.M Cibolo County, New Mexico, and comprising all of said Section lying Southwesterly from U.S. Highway 66 and Easterly from Interstate Highway 1-40, and more particularly described from New Mexico State Highway Commission Right-of-Way Maps as follows:

           Beginning at the Easternmost corner of the parcel herein described, the point of intersection of the Southwesterly Right-of-Way line of said U.S. Highway 66 with the South line of said Section 14, whence the Southwest corner thereof bears N. 89' 28, W., along said Section Line, 2055.16 feet distant;

           Running from said beginning point N. 89' 28, W. along said Section Line, 1534.18 feet to the intersection of said line with the Easterly Right-of-Way line of said Interstate Highway 1-40 as the same is shown and designated on New Mexico State Highway Commission Right-of-Way Map for Project no. I-040-2(4)70;

           Deed Book 3
           Page 8907

           Thence Northerly and to the right following a curve in said right-of way line having a radius of 601.53 feet and a central angle of 55 14,17" (the chord of said are being N. 180 46, 51" E., 557.7' feet), distance measured along the arc or 579.93 feet to end of curve;

           Thence N. 46' 24, E., along the Southeasterly line of NMSR 56, 633.21 feet to its intersection with the Southwesterly line of said U.S. Highway 66;

           Thence.  S. 43' 36, E., along said U.S. Highway 66 Right-of-Way  line
           781.80 feet to a point of curve;

           Thence Southeasterly and to the right following a curve in said Right-of-Way having a radius of 5656.58 feet and a central angle of 5' 17, (the chord of said arc being S. 40' 57, 30" E., 521.42 feet), a distance measured along the arc of 521.60 feet to end of curve;

           Thence S. 38' 18, E., continuing along said Right-of-Way line, 24.29 feet to tile point of beginning;

           Containing 19.8541 acre! more or less, and subject to casements of record.
AND:

A tract of land situated within the Northwest quarter of Section 23, T12N, R11W, N.M.P.M., Cibola County, New Mexico, and being more particularly described -is follows:

           From the point of beginning, being the Southern-most comer of said tract, and also being a point on the Easterly Right-of-Way line of Interstate Highway I-40, the Southwest corner of Section 23, a two-inch pipe, bears S. '33' 00, 08" W. and is 3,830.94 feet distant. Then from the above said point of beginning, N. 410 29, 59" W. along said Right-of-Way line a distance of 1,366.14 feet to a point of curve; then Northwesterly and to the right along a curve of radius 1,994.57 feet. an arc length of 525.60 feet to a point of tangency; then N. 260 22, 18" W. along said Right-of-Way), line distance of
           534.38 feet to a point of curve: then Northwesterly and to the right along a curve of radius 601.53 feet" an arc length of 186.55 feet; then leaving said Right-of-Way line, S. 89' 52, 47" E., a distance of
           53.76 feet; then S. 200 37, 28" E., distance of 491.49 feet; then S. 270 07, 00" W., a distance of 13.10 feet; then S. 44' 54, 16" E., -,i distance  of 809.40  feet;  then S. 011,  42, 25" W., a  distance  of
           193.31 feet;  then S. 61' 16, 32" E., a distance of 260.46 feet; then
           S. 460 06, 00" E., a distance of 299.51 feet; then S. 430 02, 14" E., a distance  of 498.72  feet;  then S. 220 58,  39" W., a distance  of
           174.46 feet; then S. 42' 17, 34" W., a distance of 13.10 feet to the point and place of beginning and containing in area of 6.9137 acres, more or less.

           Deed Book 3
           Page 8908

         Assignor warrants:

         (a) She is the sole owner of the lease herein assigned and of all the leasehold rights which the lease purports to create, with full right to convey the same.

         (b) The lease is now unencumbered, valid, and in full force and effect in accordance with its terms.

         (c) Lessee is not in default under any of the terms, conditions, or covenants of the lease.

         IN WITNESS WHEREOF, Assignor has set her hand and seal this 21 day of March, 1990.

                                                /s/ Ina  Jean  Roundy
                                                -----------------------
                                                Ina  Jean  Roundy,
                                                also  know  as  Jean  Roundy,  a
                                                widow,   individually   and   as
                                                Personal  Representative  of the
                                                Estate  of Elbert  Leon  Roundy,
                                                also   known  as  Bert   Roundy,
                                                deceased

Deed Book 3
Page 8909

                                 ACKNOWLEDGMENT

STATE OF NEW MEXICO               )
                                  ) ss.
COUNTY OF CIBOLA                  )



           The foregoing instrument was acknowledged before me this 21st day of March, 1990 by Ina Jean Roundy, individually and as the fully qualified and acting Personal Representative of the Estate of Elbert Leon Roundy, also know as Bert Roundy, deceased.

                                       OFFICIAL SEAL

                                       Signature:  /s/  DAVE ZERWAS
                                                ----------------------------
                                       NOTARY PUBLIC        DAVE ZERWAS
                                       NOTARY PUBLIC NEW MEXICO
                                       Notary Bond Filed with Secretary of State
My Commission expires:

     10/15/90
-----------------------

Deed Book 3
Page 8910

                               AMENDMENT TO LEASE
                               ------------------

           This amendment is made this day 28th of February 1983, by and between ELBERT ROUNDY and INA JEAN ROUNDY, husband and wife, Parties of the First Part and BOWLIN'S, INC., Box 1137, Deming, New Mexico, Party of the Second Part.

                                R E C I T A L S:
                                ----------------

           Whereas, Parties of the First Part and Party of the Second Party entered into a certain lease dated June 3, 1974, for the premises briefly described as follows, to wit:

                    Comprising 19.8541 acres of land in Southwest 1/4 Section 1-4, Township 12 North,, Range 11 West, N.M.P.M., and comprising all of said Section lying Southwesterly from U.S. Highway 66 and Easterly from U.S. Highway I-40.

           Whereas, the Parties have further amended said lease by amendment dated November 17, 1977, and an addendum dated March 2, 1979; and,

           Whereas, Parties of the First Part desire to obtain a franchise from a national food franchiser for operation at the demised premises; and,

           Whereas, should Party of the Second Part obtain a franchise from a national food franchisor, certain improvement will of necessity be made on the premises; and,

           Whereas, the Party of the Second Part expects that the addition of a national food franchise operation on the premises will increase sales in all areas of Party of the Second Part's business.

           Therefore, in consideration of the mutual covenants contained herein, the Parties agree that the lease dated June 3, 1974, by and between the Parties of the First Part and Party of the Second Part, may be, and hereby is amended as follows:

           1. In the event that Party of the Second Part obtains a franchise from a national food franchiser for a restaurant operation at the demised premises within the next 12 months, and as result of obtaining said franchise, Party of the First Part makes improvements on the premises with a value approximating [Confidential treatment requested], then the rental due to Parties of the First Part, shall be amended to provide that the amount payable on the gross receipts from the sale of food only shall be reduced to [Confidential treatment requested] on [Confidential treatment requested] in excess of [Confidential treatment requested]. The rental due and payable on the first [Confidential treatment requested] of gross sales from receipts from the sale of food and all other items shall remain as provided in the basic lease.

           2. When making its rental payments, Party of the Second Part shall provide Parties of the First Part a monthly report of [Confidential treatment requested] broken down to show the [Confidential treatment requested] from report shall be in addition to all other reports and records required to be made, compiled, and retained by Party of the Second Part.

           3. Parties of the First Party and Party of the Second Party hereby ratify and confirm the lease of June 3. 1974, as it has been amended to date with the amendments contained herein.

           IN WITNESS WHEREOF, the Parties have executed this agreement the day and year first written above.

                                  BOWLIN'S INC.

                                    By: /s/ M.L. Bowlin, Exec. Vice-President
                                      -----------------------------------------
                                       Michael L. Bowlin, Exec. Vice President


                                      /s/ Elbert L. Roundy
                                      -----------------------------------------
                                            ELBERT ROUNDY

                                      /s/ Ina Jean Roundy
                                      -----------------------------------------
                                           INA JEAN ROUNDY



                           A C K N O W L E D G M E N T
                           ---------------------------

STATE OF NEW MEXICO   )
                      )  SS.
COUNTY  CIBOLA        )
      -------------

           The foregoing instrument was acknowledged before me this 28t day of February 1983, by ELBERT ROUNDY and INA JEAN ROUNDY.



                                                      /s/ Signature illegible
                                                      -----------------------
                                                      NOTARY PUBLIC
My Commission Expires:
May 24, 1984

STATE OF NEW MEXICO      )
                         )  SS.
COUNTY OF BERNALILLO     )

           The foregoing instrument was acknowledge before me this 28th day of February, 1983, by M.L. Bowlin Exec. Vice-President of BOWLIN'S, INC., a New Mexico corporation, on behalf of said corporation.



                                                      /s/ Signature illegible
                                                      -----------------------
                                                      NOTARY PUBLIC
My Commission Expires:
May 24, 1984

                                ADDENDUM TO LEASE
                                -----------------

           THIS ADDENDUM to that certain lease dated June 3, 1974, hereinafter called the "basic lease," is entered into this 2nd day of March 2, 1979, by and between ELBERT ROUNDY and INA JEAN, individually ROUNDY, HIS WIFE, designated Parties of the First Part therein, and Bowlin's, Inc., a corporation, designated as party of the Second Part, therein.

                                    RECITALS
                                    --------

           1. That the First Parties desire to permit Party of the Second Part to conduct and operate a "self-serve" type gasoline service station on the premises described in the basic lease for the dispensing and sale of gasoline products, subject to the ownership by third persons not parties hereto of such material and equipment required thereby, and subject further to the payment of rentals as hereinafter provided. Both parties agree that rent on the existing Texaco gasoline sales remains s stated in the "basic lease".

                  NOW, THEREFORE, in consideration of the mutual convenience hereinafter contained the parties are as follows:

           1. That parties of the First Part hereby consent that Second Party may operate on the demised premises ad "self-serve" type service station for the dispensing and sale of gasoline products, and Second Party may further install, or have installed, on the demised premises, at no expense to First Parties, such material and equipment, including but not limited to, underground storage tanks, that may be required for the operation of such business; provided, however, that third persons not parties to the basic lease or this Addendum may own such material, equipment and inventory prior to sale, and First Parties agree to subordinate their interest in any such material, equipment and inventor as provided by the basic lease to the ownership interest Of such third parties.

           2. Second Party agrees to pay as rental for the foregoing, upon the installation of any such "self-serve" operation, in addition to the rental provided in the basic lease, the sum of [Confidential treatment requested] per month, or [Confidential treatment requested] per gallon on the total sales of gasoline products by such "self-serve" operation, whichever amount is the greater.

           Second Party shall provide to First Parties on a monthly basis on or before the 15th day of each month, such documentation as may be required to establish the total sales of such gasoline products for the previous month, thereupon pay to First Parties any excess rental due in addition to the [Confidential treatment requested] minimum rental paid for that month, it being the intent of the parties that Second Party shall pay to First Party each month the sum of [Confidential treatment requested] for the current month, plus any excess due as a result of sales for the previous month.

         3. Second Party shall make available for use by First Party for the period during which Second Party owns or controls sign permits, the following Second Party signs located adjacent to Interstate 40:

                  (A) The existing lead Second Party sign located approximately 3/4 of a mile East of the Bluewater interchange on Interstate 40, with New Mexico permit number 3406, at a rental of [Confidential treatment requested] per month to be paid to Second Party by First Party in advance monthly.

                  (B) Two existing Second Party signs located within three (3) miles west of the Bluewater interchange on Interstate 40 (to be mutually agreed to by both Parties prior to use by First Party) at a rental of [Confidential treatment requested] per month per sign to be paid to Second Party by First Party in advance monthly.


         Further, First Party shall repaint the signs to its specifications, and Second Party shall renew the permits and maintain the sign structure. First Party shall give written notification to Second Party (P. O. Box 25607, Albuquerque, New Mexico 87125) at least thirty (30) days prior to using or repainting said signs, or prior to terminating the use of said signs. In the event the use of the signs set forth above is terminated by any federal, state, or local governmental agency due to conditions beyond Second Parties control, then paragraph three (3) of this addendum shall terminate.

         In witness whereof the parties have hereto set their hands the day and year first above written.



                                                  /s/ Signature illegible
                                                  -----------------------
                                                       ELBERT ROUNDY



                                                  /s/ Ina Jean Roundy
                                                  -------------------
                                                    INA JEAN ROUNDY


                                                  First Parties

                                                  BOWLIN'S, INC.



                                                  BY /s/ C.C. Bess
                                                    ----------------
                                                     Vice President

ATTEST:



/s/ William J. McCabe
---------------------
Asst. Secretary

SEAL



State of New Mexico        )

                           ) ss

County of Valencia         )

         The foregoing instrument was acknowledged before this 2nd day of March, 1979, by Albert Roundy and Ina Jean Roundy his wife.


                                                     /s/ Signature illegible
                                                     -----------------------
                                                     Notary Public

My Commission Expires:

    May 24, 1980
----------------------

State of New Mexico        )

                           ) Ss

County of Bernalillo       )



         The foregoing instrument was acknowledged before me this 2nd day of March 1979, by C. C. Bess, Vice President, of Bowlin's, Inc. a New Mexico Corporation, on behalf of said corporation.



\

                                                     /s/ Nina J. Pratz
                                                     ----------------------
                                                     Notary Public

My Commission Expires:  June 30, 1979

                               AMENDMENT TO LEASE

         THIS AMENDMENT is made this 17th day of November 1977, by and between ELBERT ROUNDY and INA JEAN ROUNDY, his wife, Box 3812 Bluewater, New Mexico, hereinafter called lessor, and BOWLIN'S, INC., Box 1137, Deming, New Mexico, hereinafter called lessee.

R E C I T A L S:

         1. Lessor and lessee entered into a Lease on June 3, 1974, for premises briefly described as follows: "Comprising 19.841 acres of land in SW1/4 Section 14, Township 12 North, Range 11 West, N.M.P.M., and comprising all of said Section lying Southwesterly from U.S. Highway 66 and Easterly from U.S. Highway 1-40." The demised property is more fully described in the basic Lease between the parties which is attached hereto as Exhibit "A" and made a part hereof by reference.

         2. It is the desire of the parties to amend the description of the premises demised by the Lease.

         3. The parties acknowledge that adequate consideration exists for this amendment, and it is their desire that all remaining provisions, including the rental amount, contained in the above described Lease shall remain unchanged.

         IN CONSIDERATION OF THE MUTUAL COVENANTS contained herein, the parties agree as follows:

         1. The description of the demised premises contained in the Lease attached hereto as Exhibit "A" shall be amended to describe the premises as follows:

                  Comprising 19.8541 acres of land in SW 1/4 Section 14, Township 12 North, Range 11 West, N.M.P.M., and comprising all of said Section lying Southwesterly from U.S. Highway 66 and Easterly from U.S. Highway 1-40, and more particularly described from New Mexico State Highway Commission Right-of-Way Maps as follows;

STATE OF NEW MEXICO
COUNTY OF VALENCIA
This instrument was filed for record on JAN 16 1978 at 9:19
o'clock AM. Record in Vol. 253 of records of said County Follo
2251
JOHNNY TORRES, County Clerk MHS,
Deputy Clerk
Fee 6.00     Rec. #1590
                                                              BOOK 253 PAGE 2251

                  Beginning at the Easternmost corner of the parcel herein described, the point of intersection of the Southwesterly Right-of-Way line of said U.S. Highway 66 with the South Line of said Section 14, whence the Southwest Corner thereof bears N.89028'W., along said Section Line, 2055.16 feet distant;

                  Running, from said beginning point N. 89028'W. along said Section Line, 1534.18 feet to the intersection of said line with the Easterly Right-of-Way line of said U. S. Highway 1-40 as the same is shown and designated on New Mexico State Highway Commission Right-of-Way Map for Project No. I-040-2(4)70;

                  Thence Northerly and to the right following a curve in said Right-of-Way line having a radius of 601.53 feet and a central angle of 55014'17" (the chord of said arc being N., 18046'51"E., 557.73 feet) a distance measured along the arc of
                  579.93 feet to the end of curve;

                  Thence N. 46024'E.,  along the Southeasterly  line of NMSR 56,
                  633.21 feet to its intersection with the Southwesterly line of said U.S. Highway 66;

                  Thence S. 43 0 36'E.,  along said Highway 66 Right-of-Way line
                  781.80 feet to a point of curve;

                  Thence Southeasterly and to the right following a curve in said Right of Way having a_rad:Liis of 5656.58 feet and a central angle of 5'17' (the chord of said arc being S.40057130"E., 521-42 feet) a distance measured along the arc of 521.60 feet to end of curve;

                  Thence S.38 0 18'E.,  continuing along said Right-of-Way line,
                  24.29 feet to the point of beginning;

                  Containing 19.8541 acres, more or less, and subject to easements of record.

and the following additional property:

                  A tract of land  situated  within  the  northwest  quarter  of
                  Section 23, T.12N., R11W., N.M.P.M., Valencia County, New Mexico., and being more particularly described as follows:

                  From the point of beginning, being the southern most corner of said tract, and also being a point on the easterly right of way line of Interstate 40, the southwest corner of Section 23, a two inch pipe, bears S.33 00'08"W. and is 3,830-94 feet distant. Then from the above said point of beginning, N.41029'59"W. a-long said right of way line a distance of 1,366-34 feet to a point of curve; then north-
                                       -2-

                                                              BOOK 253 PAGE 2252
                  westerly and to the right along a curve of radius 1,994.57 feet an arc length of 525.60 feet to a point of tangency; then
                  N.26 22'l8"W. along said right of way line distance of 534.38 feet to a point of curve; then northwesterly and to the right along a curve of radius 601.53 feet an are length of 186.55 feet; then leaving said right of way line, S.89 52'47"E. a distance of 53.76 feet; then S.20037'28"E. a distance of
                  491.49 feet; then S.27007'00"W. a distance of 13.10 feet; then S.44054'1'E. a distance of 809.4 feet; then
                  S.01 42'25"W. a distance of 198.31 feet; then
                  S.61016'32"E. a distance of 260.46 feet; then
                  S.46006'00"E. a distance of 299.51 feet; then
                  S.43002'14"E. a distance of 498.72 feet; then
                  S.22058;39"W. a distance of 174.46 feet; then
                  S.42017'34"W. a distance of 13.10 feet to the point and place of beginning and containing an area of 6.9137 acres, more or less.

      2. It is specifically agreed that lessee shall not be liable for the payment of any additional rental amounts for the additional property leased as stipulated herein.

      3. Lessor hereby adopts, ratifies and confirms the Lease as it is hereby amended, and demises to lessee all of the land above described and referred to, subject to and under the terms and conditions of the Lease as amended.

      4. These provisions shall extend to and be binding on the heirs, legal representatives, successors and assigns of both parties hereto.

      5. This amended description shall be incorporated into the basic Lease and all other terms of the basic Lease shall remain in full force and effect., unaltered and unchanged by this subsequent agreement.

      IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.

BOWLIN'S, INC.

By  /s/ Michael L. Bowlin                           /s/  Elbert Roundy
  ------------------------------                  ------------------------------
                                                        ELBERT ROUNDY

                                                  /s/ Ina Jean Roundy
                                                 -------------------------------
                                                      INA JEAN ROUNDY
                                       -3-
                                                              BOOK 253 PAGE 2253

                       ACKNOWLEDGMENT FOR NATURAL PERSONS

STATE OF  NEW MEXICO         )
                             )   ss.
COUNTY OF BERNALILLO         )



The foregoing instrument was acknowledged before me this 17th day of NOVEMBER, 1977, by Elbert Roundy and Ina Jean Roundy.


                                                          /s/  Clifford C. Bess
                                                          ---------------------
                                                          Notary Public
My Commission Expires:

    May 24, 1980
----------------------


                         ACKNOWLEDGEMENT FOR CORPORATION

STATE OF  NEW MEXICO         )
                             )   ss.
COUNTY OF BERNALILLO         )


     The foregoing instrument was acknowledged before me this 17th day of NOVEMBER, 1977, by M.L. Bowlin, Ex. V. Pres of BOWLIN'S INC., a New Mexico corporation, on behalf of said corporation.


                                                           /s/ Clifford C. Bess
                                                           --------------------
                                                           Notary Public
My Commission Expires:

   May 24, 1980
----------------------




                                                              BOOK 253 PAGE 2254

                                                                           31006

                                    L E A S E
                                    ---------

THIS INDENTURE, Made and entered into this 3rd of June, A. D. 1974, by and between ELBERT ROUNDY and IVA JEAN ROUNDY his wife, Box 38, Bluewater, New
Mexico, Parties of the First Part and BOWLINIS, INC., Box 1137, Deming, New Mexico, Party of the Second Part,

WITNESSETH:
That the First Parties, for and in consideration of the covenants and agreements herein agreed to be kept and performed by the second party, have demised and leased, and do hereby demise and lease unto the second party, all of the hereinafter described real property, together with appurtenances thereon, situate in Valencia County, State of New Mexico, at the Bluewater Interchange on I-40 Highway, and warrants that said premises be free and clear of any liens and encumbrances that would interfere in any way with the peaceful use and occupancy by the second party during the term or terms hereof; approximately ten (10) miles west of Grants, New Mexico, and more particularly described as follows, to-wit:
                  Comprising 19.8541 acres of land in SW 1/4 Section 14, Township 12 North, Range 11 West, N.M.P.M., and comprising all of said Section lying Southwesterly from U.S. Highway 66 and Easterly from U.S. Highway I-40, and more particularly described from New Mexico State Highway Commission Right-of-Way Maps as follows:

                  Beginning at the Easternmost corner of the parcel herein described, the point of intersection of the Southwesterly Right-of-Way line of said U.S. Highway 66 with the South Line of said Section 14, whence the Southwest Corner thereof bears
                  N. 89028'W., along said Section Line, 2055.16 feet distant;

                  Running from said beginning-point N. 89028'W. along said Section Line 1534.18 feet to the intersection of said line with the Easterly Right-of-Way line of said U. S. Highway I-40 as the same is shown and



I.M. SMALLEY
ATTORNEY AT LAW
109 EAST SPRUCE
P.O. BOX 879
DEMING, NEW MEXICO  88030
                  designated on New Mexico State Highway Commission Right-of-Way Map for Project No. I-040-2(4)70;

                  Thence Northerly and to the right following a curve in said Right-of-Way line having a radius of 601.53 feet and a central angle of 55014'17" (the chord of said arc being N. 18046'51"E., 557.73 feet) a distance measured along the arc of
                  579.93 feet to end of curve;

                  Thence N. 46024'E.,  along the Southeasterly  line of NMSR 56,
                  633.21 feet to its intersection with the Southwesterly line of said U.S. Highway 66;

                  Thence S. 43036'E.,  along said Highway 66  Right-of-Way  line
                  781.80 feet to a point of curve;

                  Thence Southeasterly and to the right following a curve in said Right of Way having a radius of 5656.58 feet and a central angle of 5017' (the chord of said arc being S.40057'30"E., 521.42 feet) a distance measured along the arc of 521.60 feet to end of curve;

                  Thence  S.38018'E.,  continuing along said Right-of-Way  line,
                  24.29 feet to the point of beginning;

                  Containing 19.8541 acres, more or less, and subject to easements of record.


     TO HAVE AND TO HOLD the above described premises unto the said second party for a period of [Confidential treatment requested] from [Confidential treatment requested].

     It is understood and agreed that the said second party shall have one option for a [Confidential treatment requested] renewal of the said Lease, upon written notice given by the second party that it desires to exercise the option for an additional term of [Confidential treatment requested], nine (9) months prior to the expiration date of the original term.

     And the said second party, in consideration of the demising and leasing of the aforesaid real property and appurtenances, does hereby covenant and agree to and with the first parties as follows:

     1. To pay to the first parties as rental [Confidential treatment requested] derived upon the premises from any source for fifteen (15) years, and [Confidential treatment requested] derived upon the premises from any source for the remainder of the Lease.

     The rental shall be paid in monthly installments beginning September 1, 1974, or as soon as second party commences business, and monthly thereafter. Payments shall be made on the 15th day of each month beginning with the month of October, 1974, on the gross sales and services made upon the premises during the calendar month prior to the said date. in the event of default in payment of the rental, the said second party shall correct the same within sixty (60) days after receipt of written notice of default.

     2. It is understood and agreed that the term "gross sales" shall mean all receipts from the conduct of all business upon the leased property, including, without being limited to, the gross sales of merchandise at or supplied from the leased property, whether sold for cash or on a charge or credit basis, all charges for the rendition of services on or supplied from the leased property, and all sales and business of any licensees or concessionaires operating upon the leased property. Amounts attributable to sales originally made upon the leased property and to services originally contracted for upon the leased property shall be included in gross sales even though payment of the bill for such sales or services is transferred to another location for collection, or deliveries pursuant to such sales or performance of such services are effected outside of the leased property. Amounts attributable to merchandise delivered or services performed upon the leased property, though contracted for elsewhere, shall be included in gross sales.

     3. The second party shall maintain with respect to the business transacted in or from the leased property, the same books and records as may from time to time during the term of this Lease be generally kept with respect to other stores of the second party Such books and records will be maintained at the second party's main office and will be preserved for the same length of time as may be the general practice employed with respect to such other stores. Such books and records in any event shall be maintained according to good accounting practice and shall contain sufficient information to permit a calculation of gross sales. The first parties shall have the right to examine during regular business hours at the main accounting office of the second party, all books and records of the second party in any way pertaining to business transacted in or from the leased property. The first parties may also examine at the leased property such sales reports or other records as may be maintained by the second party with respect to gross sales.

     4. If upon any examination by the first parties of the books or records of the second party an error shall be revealed in favor of the first parties which results in there being due to the first parties additional percentage rental in excess of $100, then the reasonable cost of such examination shall be paid by the second party to the first parties.

     5. Nothing contained in this Lease shall be construed as creating a partnership or joint venture between the first parties and the second party or between the first parties and any other party, or cause the first parties to be responsible in any way for the debts or obligations of the second party or any other party.

     6. It is understood and agreed that by virtue of an agreement entered into by and between Elbert J. Roundy and Iva Jean Roundy and Bowlin's, Inc., dated October 21, 1973, the said Bowlin's, Inc. paid the first parties herein the sum of [Confidential treatment requested], which, according to the terms of the contract would be consideration in any such lease, purchase, or sales agreement between the parties. That it is the intention of the second parties herein, to apply the sum of [Confidential treatment requested] heretofore paid under the October 21, 1973, contract to the rental as it may accrue under this Lease.

      7. Second party agrees to construct a building to be erected on the leased premises by HOM-CO. INC., of Albuquerque, New Mexico, said building to be built according to second party's specifications and design, and detailed in a contract between the first parties and HOM-CO. INC., costing in the approximate amount of $62,000.00, plus site work, service station facilities, paving and installation of a pump, motor and connections on existing water well on the premises, the total cost of which would be in the approximate amount of $100,000.00, all of which shall be at the cost of the said second party. second party hereby assumes and agrees to perform the obligations of first parties in their contract with HOM-CO. INC. And in consideration of the second party's assuming the HOM-CO. INC. contract and the payment thereof, the first parties do hereby agree to give the second party an option to purchase all real or personal property, and other improvements and appurtenances, including the building erected under the HOM-CO. contract at second party's expense, for the total option price of rive Hundred Thousand Dollars ($500,000,00) on or before the expiration date of this Lease or any extension thereof.

      It is anticipated by the parties that the aforementioned HOM-CO. contract provides for a metal building with a concrete foundation and floor, and in the event that the said above mentioned option is not exercised by the second party under the terms of said option, the said second party shall have the right to remove the metal building erected under the HOM-CO contract, and all that part thereof above or on the concrete foundations, and upon demand made, the second party will remove the concrete foundations and restore the ground surface to its original condition.

     8. Second party shall carry all fire and windstorm insurance on the said building, together with public liability and property damage insurance on the area occupied by service station or outside facilities and on the contents of the building.

     In the event there is replacement of any equipment or furniture and fixtures, the same shall be at the cost of the second party when caused through normal wear and tear on the equipment.

     9. Second party, in addition to the rent provided for herein, shall pay all taxes and assessments upon the leased property, and upon the buildings and improvements thereon assessed during the term of the Lease. Receipts showing such payments shall be furnished to first parties annually.

      10. Should first parties, during the term of this Lease, elect to sell or lease other land owned by first parties on either side of Interstate I-40, the description of which is not included in this Lease, at or near the Bluewater
Interchange, first parties Shall give written notice containing the legal description, intended use of the land and type of business considered, intended, or proposed, if known, to the second party, and if the said first parties have a bona fide offer, the said second party shall have ninety (90) days after written notice containing the above information, to meet the said bona fide offer and purchase the said property described therein.

     If the second party takes no action to accept or reject the said offer to purchase, the first parties shall then be free to sell or lease any or all of the said real property contained in the said notice.

     11. The second party shall have the right, subject to the laws of the State of New Mexico, to erect and attach any outdoor signs or advertising pertinent to the business operated and conducted by the second party. it is further understood and agreed that any land owned by the said first parties on either side of the Interstate 1-40 at or near the Bluewater Interchange, shall be considered contiguous to the premises, and said second party shall have the unlimited and exclusive rights for the use of the first parties' lands that border cited I-40 Highway on both sides, and any such advertising or signs that the second party may erect on these lands shall be considered on premises subject to first parties' right to sell or lease as hereinbefore provided.

     Only the second party shall have the right to remove said signs at any time. However, first parties may require said signs to be relocated on the premises, if those signs interfere with the first parties' normal agricultural pursuits. In addition the right to any and all use of the backs of the said signs and any income derived from this use shall be paid to the second party and included in the annual sales on which percentage rents are paid.

     12. Should the second party not use or develop all of the leased property described herein within five (5) years from date hereof, the portion of the said property not used or developed may be deleted from the legal descriptions of this Lease. In connection with the words "use" or "development", the meaning thereof is that either the direct or indirect use or development of the described property whereby the second party shall have or derive a benefit therefrom. Further, should, for the period for one (1) year, second party fail to operate its business or businesses on the leased property, this Lease shall automatically terminate.

     13. Second party shall not assign, mortgage or encumber this Lease, not sublet or permit the leased property or any part thereof to be used by others without the prior written consent of first parties. The consent of first parties to assignment or subletting shall not be construed to relieve assignee, or second part from obtaining the consent, in writing, of first parties to any further assignment or subletting.

     14.  This   agreement   shall  be  binding   upon  the  heirs,   executors,
administrators and assigns of the respective parties hereto.

IN WITNESS WHEREOF, the said parties have hereunto set their hands and seals in triplicate the day and year first above written.


                                                /s/ Elbert Roundy
                                                ------------------------
                                                    Elbert Roundy


                                                /s/ Ina Jean Roundy
                                                ------------------------
STATE OF NEW MEXICO                                 Ina Jean Roundy
COUNTY OF VALENCIA
This instrument was filed for record on
September 18 1974 at 4:20 o'clock PM.
Record Vol. 244 of records of said County
Follo 3354 3361-A
Pat I. Heth, County Clerk
(Patsy Vega), Deputy Clerk
Fee 9.75     Rec. #16941
                                                BOWLIN'S INC.
                                                By /s/ Signature illegible
                                                  --------------------------
                                                          President
ATTEST:
/s/ M.L. Bowlin
---------------------
Secretary                       Second Party

SEAL

STATE OF NEW MEXICO      )
                         )  ss.
County of Bernalillo     )

     The foregoing intstrument was acknowledged before me this 11th day of June, A.D. 1974 by Elbert Roundy and Ina Jean Roundy, his wife.



                                                        /s/ Signature illegible
                                                        -----------------------
                                                        Notary Public
My Commission Expires

April 10, 1978
---------------------


STATE OF NEW MEXICO      )
                         )  ss.
County of Bernalillo     )


     The foregoing instrument was acknowledged before me this 12 day of June, A.D. 1974, by Claude M. Bowlin, President of Bowlin's, Inc., a New Mexico corporation, on behalf of said corporation.


                                                        /s/ Clifford C. Bess
                                                        -----------------------
                                                        Notary Public
My Commission Expires

May 24, 1976
---------------------




I.M. SMALLEY
ATTORNEY AT LAW
109 EAST SPRUCE
P.O. BOX 879
DEMING, NEW MEXICO, 88030